SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1999
                                                         ----------------


                             GRC INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       1-7517                        95-2131929
---------------            ----------------------             ------------------
   (State of              (Commission File Number)            (I.R.S. Employer
  Incorporation)                                             Identification No.)


                    1900 Gallows Road, Vienna, Virginia 22182
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               (Address of principal executive office) (Zip Code)


                                 (703) 506-5000
                          -----------------------------
                         (Registrant's telephone number)

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Item 5.           Other Events.
                  ------------

On December 9, 1999, Chairman Joseph R. Wright, Jr. was re-elected,  and Richard
N. Perle was elected, to the Company's Board of Directors. On December 13, 1999, President Gary L. Denman was re-elected, and Neal B. Freeman was elected, to the Board of Directors. GRC International, Inc. also announced the settlement of two previously reported lawsuits filed by an individual shareholder against the Company and seven of its directors, all as reported in the attached press release dated December 13, 1999.

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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (c)               Exhibits.
                           --------

         Exhibit No.       Description
         ----------        -----------

             99.1          Press Release dated December 13, 1999.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                GRC INTERNATIONAL, INC.



Date:    January 18, 2000       By: /s/ Thomas E. McCabe
                                    --------------------------------------------
                                    Thomas E. McCabe
                                    Senior Vice President, Director of Corporate
                                     Development, General Counsel & Secretary

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